Exhibit 99.1

PRIVILEGED & CONFIDENTIAL
ATTORNEY WORK PRODUCT

EXHIBIT C
SUPPORT AGREEMENT

This SUPPORT AGREEMENT (“Agreement”), dated as of May 29, 2024, is made by and among Virtual Therapeutics Corporation, a Delaware corporation (“Parent”), Alpha Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the undersigned holder (“Stockholder”) of shares of common stock, par value $ 0.0001 per share (the “Company Common Stock”), of Akili, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, Stockholder is, as of the date hereof, the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement) of the number of shares of Company Common Stock set forth opposite the name of Stockholder on Schedule 1 attached hereto (all such Shares, together with any securities convertible into or exercisable or exchangeable or redeemable for, or subject to vesting or settlement into, Shares, and any New Shares (defined in Section 3 below), the “Shares”);

WHEREAS, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger, dated as of May 29, 2024, by and among Parent, Merger Sub and the Company (as such agreement may be subsequently amended or modified, the “Merger Agreement”), which provides, among other things, for Merger Sub to commence a tender offer (subject to the conditions set forth in the Merger Agreement) for all of the issued and outstanding shares of Company Common Stock (the “Offer”) and, following the completion of the Offer, the merger of Merger Sub with and into the Company, with the Company surviving that merger, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”);

WHEREAS, the board of directors of the Company (the “Board”) has, prior to the execution and delivery of this Agreement, taken all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL and any other Takeover Law are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the transactions contemplated hereby (the “203 Approval”); and

WHEREAS, as an inducement and a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, the Stockholder has agreed to enter into and perform this Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, Parent and Merger Sub entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by Parent in connection therewith, the parties hereto agree as follows:

1.           Agreement to Tender Shares and to Vote.

(a)        Subject to the terms of this Agreement and the 203 Approval (which has been obtained prior to the execution of this Agreement), Stockholder hereby agrees that it shall irrevocably tender its Shares, or cause its Shares to be validly and irrevocably tendered, into the Offer pursuant to and in accordance with the terms of the Offer, free and clear of all Liens (as defined below) (except for Permitted Liens (as defined below)). Without limiting the generality of the foregoing, as promptly as reasonably practicable after, but in no event later than (i) ten (10) Business Days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer with respect to any Shares acquired prior to such tenth (10th) Business Day and (ii) within two (2) Business Days of acquisition of any other Shares, Stockholder shall tender such Shares pursuant to the terms of the Offer. Stockholder agrees that, once any of its Shares are tendered, Stockholder will not withdraw or will cause not to be withdrawn such Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 2.

(b)        Upon receipt of payment in full for all of its Shares pursuant to the Merger Agreement and the full and complete satisfaction of the terms of the Offer, Stockholder agrees that any and all rights incident to its ownership of Shares (including any rights to recover amounts, if any, that may be determined to be due to any stockholder or former stockholder of the Company), including but not limited to rights arising out of Stockholder’s ownership of Shares prior to the transfer of such Shares to Merger Sub or Parent pursuant to the Offer or pursuant to the Merger Agreement, shall be transferred to Merger Sub and Parent upon the transfer to Merger Sub or Parent of Stockholder’s Shares.

(c)       Subject to the terms of this Agreement, Stockholder hereby agrees that, from and after the date hereof and until the valid termination of this Agreement in accordance with Section 2, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, Stockholder shall, in each case to the fullest extent that Stockholder’s Shares are entitled to vote or consent thereon: (i) appear at each such meeting or otherwise cause all such Shares to be counted as present thereat for purposes of determining a quorum; and (ii) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Shares (A) in favor of (1) the adoption of the Merger Agreement and, without limitation, any amended and restated Merger Agreement or amendment to the Merger Agreement (other than amendments that automatically terminate this Agreement under Section 2(c)), and approving any other matters necessary for the consummation of the transactions contemplated by the Merger Agreement, and (2) any proposal to adjourn or postpone any such meeting of the shareholders to a later date if there are not sufficient votes to adopt the Merger Agreement, (B) against any Superior Company Proposal, (C) against any change in membership of the Company Board that is not recommended or approved by the Company Board, and (D) against any other proposed action, agreement or transaction involving the Company that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer or the other transactions contemplated by the Merger Agreement, including (in each case, other than the transactions contemplated by the Merger Agreement) (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; (y) a sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, intellectual property rights) of the Company or any reorganization, recapitalization or liquidation of the Company; or (z) any material change in the present capitalization of the Company or any amendment or other change in the Company’s organizational documents. From and after the date hereof and until the valid termination of this Agreement in accordance with Section 2, Stockholder shall retain at all times the right to vote such Stockholder’s Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1(c) that are at any time or from time to time presented for consideration to the Company’s shareholders generally.

2.          Termination Date. As used in this Agreement, the term “Termination Date” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated, (c) an amendment of the Merger Agreement, without the prior written consent of Stockholder, in a manner that negatively or adversely affects the Offer or that decreases the amount, or changes the form, of consideration payable to any stockholders of the Company pursuant to the terms of the Merger Agreement, (d) the mutual written agreement of the parties to terminate this Agreement, (e) any material breach of this Agreement or the Merger Agreement by Parent or Merger Sub or (f) the Board or any committee thereof approves, recommends, encourages or supports an alternative transaction. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination shall not relieve any party from liability for any common law fraud or willful, knowing and material breach of this Agreement prior to termination hereof.

3.          Additional Purchases. The Stockholder agrees that any Shares of the Company (and any securities convertible into or exercisable or exchangeable or redeemable for Shares) that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the execution of this Agreement and prior to the Termination Date, including, without limitation, by means of any conversion of convertible shares, the exercise of a Company Stock Option or the vesting or settlement of a Company Restricted Stock Unit (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof and the representation and warranties in Section 5 below shall be true and correct as of the date that beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of such New Shares is acquired.

4.           Agreement to Retain Shares and Other Covenants.

(a)        From and after the date hereof until the Termination Date, except as otherwise provided herein (including pursuant to Section 1 or Section 7) or in the Merger Agreement, Stockholder shall not, and Stockholder shall not direct its Affiliates to, directly or indirectly: (i) voluntarily transfer, assign, sell (including short sell), gift-over, hedge, pledge or otherwise dispose (whether by sale or merger, liquidation, dissolution, dividend or distribution, by operation of Law or otherwise) of, enter into any derivative arrangement with respect to, create or suffer to exist any Liens (except for Permitted Liens) on or consent to any of the foregoing (“Transfer”), any or all of the Shares or any right or interest therein; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent with respect to any of the Shares with respect to any matter that is, or that is reasonably likely to be exercised in a manner, inconsistent with the transactions contemplated by the Merger Agreement or the provisions thereof; (iv) deposit or permit the deposit of any of the Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Shares; or (v) directly take or cause the taking of any other action that would restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement; provided, that Stockholder and its Affiliates shall be permitted to Transfer Shares to Affiliates, so long as such transferee has executed and delivered to Parent and Merger Sub a joinder to this Agreement pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement. Without limiting the foregoing, at all times commencing with the execution and delivery of this Agreement and continuing until Termination Date, Stockholder shall not tender the Shares into any tender or exchange offer commenced by a Person other than Parent, Merger Sub or any other subsidiary of Parent. If any involuntary Transfer of any of Stockholder’s Shares in the Company shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a buyer at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement in accordance with Section 2.

(b)       The Stockholder hereby agrees not to commence or knowingly participate in any Proceeding, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors or their Affiliates and each of their successors and assigns and their respective directors and officers (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Offer Closing Time or the Merger Closing) or (ii) alleging a breach of any duty of the Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

5.           Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants, as of the date hereof, to Parent and Merger Sub as follows:

(a)        Stockholder (i) is the beneficial owner of the Shares set forth opposite Stockholder’s name on Schedule 1 to this Agreement and (ii) except as set forth in Schedule 1 to this Agreement, neither holds nor has any beneficial ownership interest in any other shares of Company Common Stock or any performance based stock units, restricted stock, restricted stock units, deferred stock units, options, warrants or other right or security convertible into or exercisable, exchangeable or redeemable for shares of Company Common Stock.

(b)       Stockholder has the full power and authority to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder, subject to applicable federal securities laws and the terms of this Agreement; if the Stockholder is not an individual, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has taken all action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and no other proceedings on the part of the Stockholder are necessary to authorize this Agreement, the performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby. If Stockholder is an individual, Stockholder (i) is of legal age to execute and perform this Agreement and is legally competent to do so and (ii) is either (A) not married or part of a civil union or (B) is married or part of a civil union, is a resident of a jurisdiction that does not apply community property laws or similar principles and is not a party to a community property agreement or arrangement with Stockholder’s spouse or partner.

(c)        This Agreement (assuming this Agreement constitutes a valid and binding agreement of Parent and Merger Sub) has been duly executed and delivered by or on behalf of the Stockholder and constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(d)       The shares of Company Common Stock and the certificates, if any, representing the Shares owned by Stockholder are now held by Stockholder, by a nominee or custodian for the benefit of Stockholder or by the depository under the Offer, free and clear of any liens, claims, charges, proxies, powers of attorney, rights of first offer or rights of first refusal, voting agreement or voting trust or any other agreement, arrangement, or restriction with respect to the voting of such Shares, or other encumbrances or restrictions of any kind whatsoever (“Liens”), and Stockholder has sole or shared, and otherwise unrestricted, voting power with respect to such Shares, except for (i) any such Liens arising hereunder (in connection therewith any restrictions on transfer or any other Liens have been waived by appropriate consent) and (ii) Liens imposed by federal or state securities laws (collectively, “Permitted Liens”).

(e)        Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (i) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (ii) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with or without the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (iii) result (or, with or without the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on any assets (including Shares) of such Stockholder (other than as created by Parent or Merger Sub) or (iv) violate any Law applicable to such Stockholder or by which any of its assets (including Shares) are bound, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement.

(f)        Stockholder understands, agrees and acknowledges the following, with respect to any of the following Equity Interests of or in the Company owned by such Stockholder, if any (i) at the Effective Time, each Out-of-the-Money Option shall be cancelled for no consideration, (ii) each Company Warrant, upon the Offer Closing Time, to the extent such Company Warrant is then outstanding and unexercised, shall automatically terminate as of immediately prior to the Offer Closing Time, (iii) each Company Restricted Stock Unit outstanding but not then vested shall become immediately vested in full; at the Effective Time, each Company Restricted Stock Unit that is then outstanding (after giving effect to such acceleration) shall be canceled and the holder thereof shall be entitled to receive an amount in cash without interest, less any applicable tax withholding, equal to the Offer Price, (iv) at the Effective Time, each Company PSU shall be cancelled for no consideration and (v) at the Effective time, except for Company Restricted Stock Units, any right to receive any Company Common Stock upon vesting whose vesting is conditioned in full or in part based on achievement of performance goals or metrics (whether of the Company or of the individual or otherwise), including any Earnout Shares, shall be cancelled for no consideration.

(g)        Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

(h)       As of the date hereof, there is no Action pending against, or, to the knowledge of Stockholder, threatened against, Stockholder or any of Stockholder’s properties or assets (including any Shares) that would reasonably be expected to, individually or in the aggregate, have an adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Merger Agreement.

(i)        Stockholder has not directly engaged any broker, investment banker, financial advisor, finder, agent or other Person such that such Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement.

6.           Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub hereby represents and warrants to Stockholder as follows:

(a)        Each of Parent and Merger Sub are a corporation, both duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the laws of the jurisdiction of its organization, and each of Parent and Merger Sub has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement.

(b)       This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub, and, assuming the due authorization, execution and delivery of this Agreement on behalf of Stockholder, constitutes the valid and binding obligations of each of Parent and Merger Sub, enforceable against each of them in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c)       Except for violations and defaults that would not adversely affect Parent’s or Merger Sub’s ability to perform any of its obligations under, or consummate any of the transactions contemplated by, this Agreement or the Merger Agreement, the execution and delivery of this Agreement or the Merger Agreement by each of Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated hereby or thereby will not cause a violation by Parent or Merger Sub of any legal requirement applicable to Parent or Merger Sub. Neither Parent nor Merger Sub is required to make any filing with or to obtain any consent from any Person at or prior to the Offer Closing Time or the Effective Time in connection with the execution and delivery of this Agreement and the Merger Agreement or the consummation by Parent or Merger Sub of any of the transactions contemplated by this Agreement or the Merger Agreement, except: (i) as may be required by the Exchange Act, General Corporation Law of the State of Delaware (the “DGCL”) or other applicable Laws; or (ii) where the failure to make any such filing or obtain any such consent would not adversely affect Parent’s or Merger Sub’s ability to perform any of its obligations under, or consummate any of the transactions contemplated by, this Agreement and the Merger Agreement.

7.          Survival. All representations, warranties, covenants and agreements of or on behalf of Stockholder in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement will terminate upon, and not survive, the closing of the transactions contemplated by the Merger Agreement. The Stockholder and its Affiliates will not have any liability or obligation to any other party or any other person or entity for any breach or inaccuracy of any representation, warranty, covenant or agreement in this Agreement or in any such certificate, document or instrument.

8.         Shares Held by Nominees. Stockholder hereby agrees that if any of its Shares are held by a nominee for Stockholder, Stockholder shall use its reasonable best efforts to cause the holder of record of any such Shares to perform and discharge and comply with all of the obligations, covenants, terms, conditions and undertakings of Stockholder under this Agreement in accordance with the terms, and subject to the conditions, hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed, discharged or complied with.

9.        No Limitation on Discretion as Director or Fiduciary. Subject to Section 17, the covenants and agreements set forth herein shall not prevent the Stockholder, (a) from exercising his, her or its duties and obligations as a director of the Company or otherwise taking any action while acting in such capacity as a director of the Company, (b) if the Stockholder or any of its Representatives is an officer of the Company, from exercising his or her duties and obligations as an officer of the Company or otherwise taking any action permitted by the Merger Agreement, or (c) if the Stockholder is serving as a trustee or fiduciary of any ERISA plan or trust, from exercising his duties and obligations as a trustee or fiduciary of such ERISA plan or trust. The Stockholder is executing this Agreement solely in his, her or its capacity as a stockholder. Notwithstanding anything to the contrary in this Agreement or any other agreement or document executed or delivered in connection with the transactions contemplated hereby, nothing in this Agreement or any such other agreement or document shall (a) release, waive, discharge, compromise, settle or affect any rights or claims that Stockholder or its Affiliates may have for (i) indemnification, advancement of expenses, contribution or reimbursement under any applicable law, the certificate of incorporation, bylaws or other organizational documents of any person or party, any agreement or arrangement providing for such indemnification, advancement, contribution or reimbursement, or any insurance policy covering Stockholder or any of its Affiliates, (ii) any breach of or default under this Agreement, the Merger Agreement or any other agreement or document executed or delivered by Parent or Merger Sub, (iii) any rights under this Agreement or the Merger Agreement, or (iv) any rights or claims that are expressly reserved, acknowledged or granted by this Agreement or any other agreement or document executed or delivered in connection with the transactions contemplated hereby; or (b) limit, impair or affect any rights or claims that Stockholder and/or its Affiliates may have against any other person or party arising out of or relating to any matter, event, circumstance, action, omission, transaction or occurrence that is outside the transactions contemplated hereby or the subject matter of this Agreement or any other agreement or document executed or delivered in connection therewith.

10.        No Solicitation or Negotiation. From and after the date of this Agreement and until the termination of this Agreement, except as otherwise permitted pursuant to the Merger Agreement, Stockholder agrees that it shall not, and that it shall use its reasonable best efforts not to permit or allow any of its Representatives to, directly or indirectly: (i) initiate or solicit, knowingly encourage or knowingly facilitate any inquiries, proposals or offers that constitute or would reasonably be expected to lead to or result in a Superior Company Proposal, (ii) furnish to any Person (other than Parent, Merger Sub or any designees or Representatives of Parent or Merger Sub), or any Representative thereof, any non-public information in connection with or with the intent to facilitate, the making, submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to or result in a Superior Company Proposal, (iii) participate or engage in any discussions or negotiations with any Person, or any Representative thereof, with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to or result in, a Superior Company Proposal (except to notify any Person of the provisions of this Section 10), (iv) enter into any written agreement to consummate a Superior Company Proposal or (v) approve, authorize, agree or publicly announce any intention to do any of the foregoing.

11.        Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered if delivered in person, (ii) on the next business day if transmitted by national overnight courier or (iii) on the date delivered if sent by e-mail (provided confirmation of email receipt is obtained), to Parent or Merger Sub to the address or email address set forth in Section 10.02 of the Merger Agreement and to each Stockholder at its, his or her address or email address set forth opposite such Stockholder’s name on Schedule 1 attached hereto (or at such other address or email address for a party hereto as shall be specified by like notice).

12.        Certain Restrictions. Subject to the other terms of this Agreement, Stockholder hereby (a) waives and agrees not to exercise any rights (including under Section 262 of the DGCL) to demand appraisal of any Shares or rights to dissent from the Merger which may arise with respect to the Merger and (b) agrees not to commence or participate in, and to take all actions necessary to opt out of, any class action with respect to, any claim, derivative or other proceeding, against Parent, Merger Sub, the Company or any of their respective directors, officers or successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the making or consummation of the Offer or consummation of the Merger, including any proceeding (x) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or this Agreement or (y) alleging a breach of any fiduciary duty of the Board in connection with the Merger Agreement or the transactions contemplated thereby.

13.         Disclosure.

(a)        The Stockholder shall permit the Company and Parent to disclose in all documents and schedules filed with the U.S. Securities and Exchange Commission (the “SEC”) that Parent determines to be necessary in connection with the Merger and any transactions related to the Merger, the Stockholder’s identity and ownership of Shares and the nature of the Stockholder’s commitments, arrangements and undertakings under this Agreement; provided that the Stockholder shall have a reasonable opportunity to review and approve such disclosure prior to any such filing.

(b)        From and after the date hereof until the Termination Date, the Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby, the Merger Agreement, the Offer or the other transactions contemplated by the Merger Agreement without the prior written consent of Parent, except as may be required by applicable Law, in which case Stockholder shall use reasonable best efforts to allow Parent reasonable time to comment on such announcement in advance of issuance.

14.       Adjustments. In the event of any stock split, stock dividend, distribution, merger, reorganization, consolidation, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and the term “Shares” shall be deemed to refer to and include such securities.

15.       Binding Effect and Assignment. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be. This Agreement shall not be assignable by operation of Law or otherwise; provided that Parent may designate, prior to the Effective Time, by written notice to the Stockholder, another subsidiary to be a party to this Agreement; provided that such assignment shall not relieve Parent of its obligations hereunder or otherwise enlarge, alter or change any obligation of the Stockholder due to Parent or such other subsidiary. Any assignment in contravention of the preceding sentence shall be null and void.

16.       No Waivers. No waivers of any breach of this Agreement extended by Parent to the Stockholder shall be construed as a waiver of any rights or remedies of Parent with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of the Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

17.         Release of Claims.

(a)       Subject to and upon the consummation of the Merger and the receipt of the Merger Consideration to which Stockholder is entitled, Stockholder, and, if Stockholder is a legal entity, together with the Stockholder’s officers, directors, members, stockholders, subsidiaries and Affiliates, and each of their respective heirs, Representatives, successors and assigns (such persons, the “Releasors”), hereby fully, unconditionally and irrevocably (subject to the receipt of the amounts specified in this paragraph) releases, acquits and forever discharges, to the fullest extent permitted by law, each of Parent, Merger Sub, the Company, each of their subsidiaries and Affiliates and their respective past, present or future officers, directors, employees, counsel and agents, and the stockholders of the Company prior to the Merger Closing (such persons, the “Releasees”), from and against any and all commitments (including any right to acquire or receive Company Common Stock before the Effective Time), liabilities, actions, charges, complaints, agreements, controversies, causes of action, claims, counterclaims, demands, damages, liabilities, obligations, judgments, debts, costs, expenses, dues and suits of every kind, nature and description whatsoever, whether known or unknown, asserted or unasserted, suspected or unsuspected, absolute or contingent, unmatured or inchoate, both at law and in equity, which Stockholder or any of the Releasors ever had, now has or may hereafter have against any of the Releasees, on or by reason of any matter, cause or thing whatsoever that arose prior to the Merger Closing (collectively, “Claims”); provided, however, that nothing herein shall be deemed to release (a) any right of Stockholder expressly set forth in the Merger Agreement, including the right to receive the Merger Consideration to which it may be entitled pursuant to the Merger Agreement in accordance with the terms thereof, (b) any liabilities of a Releasee in connection with any future transactions between the parties that are not related to the Merger Agreement or the transactions contemplated thereby and (c) any employment compensation or benefits matter affecting any Releasor in his or her capacity as a director, manager, officer or employee of the Company, its Affiliates or its subsidiaries.

(b)        Stockholder, on behalf of itself and the other Releasors, hereby expressly waives any rights Stockholder may have under any Law that provides that a general release does not or may not extend to claims that the Releasors do not know or suspect to exist in the Releasors’ favor at the time of executing this Agreement. Stockholder acknowledges, on behalf of itself and the other Releasors, that the inclusion of such unknown Claims in this Agreement was separately bargained for and was a key element of the release set forth in this Section 17. Stockholder acknowledges, on behalf of itself and the other Releasor, that Stockholder or the other Releasors may hereafter discover facts which are different from or in addition to those that Stockholders or the other Releasors may now know or believe to be true with respect to any and all Claims released under this Section 17 and agree that all such unknown Claims are nonetheless released and that this Agreement will be and remain effective in all respects even if such different or additional facts are subsequently discovered. Stockholder, on behalf of itself and the other Releasors, represents that as to each and every Claim released hereunder, Stockholder has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY

(c)       Stockholder, on behalf of itself and the other Releasors, represents and acknowledges that he, she, or it has read this release and understands its terms and has been given an opportunity to ask questions of the Company’s representatives. Stockholder further represents, on behalf of itself and the other Releasors, that in signing this release he, she or it does not rely, and has not relied, on any representation or statement not set forth in this release made by any representative of the Company or anyone else with regard to the subject matter, basis or effect of this release or otherwise.

18.        Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in such state (the “Delaware Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum.

19.        WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND THE MATTERS CONTEMPLATED HEREBY AND THEREBY.

20.        No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board has approved, for purposes of any applicable Takeover Laws, and any applicable provision of the Company Charter, the transactions contemplated by the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

21.       Entire Agreement; Amendment. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

22.         Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

23.        Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

24.         Specific Performance. The parties hereto agree that irreparable damage may occur and that the parties hereto may not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts without proof of damages and, in any action for specific performance, each party hereto waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto further agree that by seeking the remedies provided for in this Section 24, a party shall not in any respect waive its right to seek any other form of relief that may be available to such party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that the remedies provided for in this Section 24 are not available or otherwise are not granted.

25.        Expenses. All fees and expenses incurred in connection this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Offer or the Merger is consummated.

26.        Counterparts; Effectiveness; Signatures. This Agreement may be executed in any number of counterparts (including by attachment to email in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by .pdf signature and .pdf signature shall constitute an original for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, Parent, Merger Sub and Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above.

[STOCKHOLDER]

By:
Name:

IN WITNESS WHEREOF, Parent, Merger Sub and Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above.

Virtual Therapeutics Corporation

By:
Name:
Title:

Alpha Merger Sub, Inc.

By:
Name:
Title:

SCHEDULE 1

Stockholder Name, Address & Email Address	Company Common Stock	Company Stock Options	Company Restricted Stock Units	Total Shares